Exhibit 99.1

SCBT Financial Corporation KEEFE, BRUYETTE & WOODS 9th Annual Community Bank Investor Conference July 29 – 30, 2008

2 Statements contained in this presentation, which are not historical facts, are forward-looking statements. In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward-looking public statements concerning matters herein. Such forward-looking statements are necessary estimates reflecting the best judgment of SCBT’s senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements. Forward-Looking Statements:

3 SCBT Financial Corporation Third largest independent commercial bank headquartered in Third largest independent commercial bank headquartered in South Carolina South Carolina Serving the banking needs of customers within the Carolinas Serving the banking needs of customers within the Carolinas for more than 73 years for more than 73 years Strong asset quality and credit underwriting remain the Strong asset quality and credit underwriting remain the fundamentals of SCBT fundamentals of SCBT

4 Experienced Management Team Years of Name Experience Current Position Robert R. Hill, Jr. 12/18 CEO John C. Pollok 12/18 COO & CFO Joe E. Burns 7/30 CCO Richard C. Mathis 8/25 CRO John F. Windley 5/31 President - SCBT Thomas S. Camp 9/32 President - SCBT of the Piedmont John B. Stedman, Jr. 1/25 President - The Scottish Bank

5 Closing Price as of 7-24-2008 $33.51 Book Value (6-30-2008) $21.70 Tangible Book Value (6-30-2008) $15.19 2Q’08 Y-O-Y Net Income Growth 10.4% 6/30/08 YTD Net Income Growth 12.3% Price / Earnings (TTM) 14.4x Market Capitalization at 7-24-2008 ~$342MM (10,211,549 outstanding shares at 7/24/2008) Listed on the NASDAQ Global Select Market At A Glance SCBT Financial Corporation

6 2nd QTR 2008 ACCOMPLISHMENTS Net income of $6.149 million – Up 10.4% YOY Asset quality remained strong 1. Net charge-offs – 0.17% 2. NPAs to total loans and OREO – 0.39% Strong loan growth – 18.9% annualized or $101.3m Efficiency ratio improved to 62.27%

7 BRANCH FOOTPRINT Augusta Charlotte Wilmington Savannah Piedmont-TSB Upstate Midlands Grand Strand Lowcountry-Orangeburg Charleston Beaufort SCBT Regions

8 Demographics Assets 2007 - 2012 Rank Company Ticker State ($ Billions) Pop. Growth 1 United Community Banks, Inc. UCBI GA $8.21 13.09% 2 Pinnacle Financial Partners, Inc. PNFP TN 3.79 12.79 3 Security Bank Corporation SBKC GA 2.83 9.63 4 Green Bankshares, Inc. GRNB TN 2.95 9.05 5 SCBT Financial Corporation SCBT SC 2.60 8.72 6 Capital City Bank Group, Inc. CCBG FL 2.62 7.77 7 Bank of the Ozarks, Inc. OZRK AR 2.71 6.11 8 First Citizens Bancorporation, Inc. FCBN SC 6.08 5.94 9 Trustmark Corporation TRMK MS 8.97 5.03 10 Renasant Corporation RNST MS 3.61 4.74 11 TowneBank TOWN VA 2.50 4.18 12 Republic Bancorp, Inc. RBCAA KY 3.17 3.82 13 Simmons First National Corporation SFNC AR 2.69 3.56 14 IBERIABANK Corporation IBKC LA 4.92 3.41 15 United Bankshares, Inc. UBSI WV 7.99 3.20 16 Carter Bank & Trust CARE VA 2.65 2.55 17 Hancock Holding Company HBHC MS 6.06 2.14 18 Community Trust Bancorp, Inc. CTBI KY 2.90 1.28 19 WesBanco, Inc. WSBC WV 5.37 (0.60) Source: SNL Financial. Includes publicly traded banks with assets between $2.5 billion and $10.0 billion in the Southeast. Data as of 12/31/07. Population growth deposit weighted by county. Deposit data as of 6/30/07.

9 Deposits Market Rank Institution ($000) Share Branches 1 Wachovia (NC) $11,617,048 18.13% 152 2 Bank of America (NC) 7,169,929 11.19 122 3 BB&T (NC) 7,011,559 10.94 122 4 South Financial Group (SC) 5,370,231 8.38 79 5 First Citizens Bancorp (SC) 4,768,136 7.44 163 6 Synovus Financial (GA) 3,818,259 5.96 45 7 SunTrust Bank (GA) 1,852,012 2.89 67 8 SCBT Financial Corp. (SC) 1,784,047 2.78 45 9 Palmetto Bancshares, Inc. (SC) 1,030,575 1.61 36 10 Regions Financial Corp (AL) 884,821 1.38 37 South Carolina Deposit Market Share SCBT Financial Corporation Source: FDIC Summary of Deposits as of 6/30/2007.

10 Charlotte MSA Deposit Market Share SCBT Financial Corporation Deposits Market Rank Institution ($000) Share Branches 1 Wachovia (NC) $59,971,020 61.58% 84 2 Bank of America (NC) 24,959,235 25.43 56 3 BB&T (NC) 3,332,095 3.40 53 4 First Charter Bank (NC) 2,375,450 2.42 33 5 SunTrust Bank (GA) 1,247,605 1.27 34 6 RBC Centura Bank (NC) 1,009,739 1.03 17 7 First Citizens Bank & Trust (NC) 897,095 .91 30 8 SCBT Financial Corp. (SC) 383,638 .39 10 9 Citizens South Bank (NC) 357,973 .36 10 10 American Community Bank 290,909 .36 10 Source: FDIC Summary of Deposits as of 6/30/2007.

11 How we measure success ? Soundness Profitability Growth

12 SOUND BALANCE SHEET 2006 2007 1Q ’08 2Q’08 Non-Performing Assets / Total Assets* 0.24% 0.27% 0.28% 0.31% Non-Performing Assets / Total Loans & OREO* 0.30% 0.33% 0.36% 0.39% Allow. Loan Losses / Total Loans* 1.29% 1.28% 1.27% 1.28% Allow. Loan Losses / Non-Performing Loans* 492% 419% 396% 389% Net Charge-offs / Average Loans 0.16% 0.13% 0.09% 0.17% *Period end date Loan data excludes mortgage loans held for sale SCBT Financial Corporation

13 Net Charge-offs / Average Total Loans SCBT Financial Corporation 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 2004 2005 2006 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 SCBTFC Peers 0.16% 0.11% 0.09% 0.16% 0.15% 0.09% Source: BHC Performance Report (2nd qtr not yet available) 0.16% 0.20% 0.23% 0.24% 0.17%

14 $7,940 $10,533 $12,257 $13,834 $14,786 $14,016 $16,655 $19,805 $21,565 $2.32 $2.15 $1.93 $1.64 $1.73 $1.62 $1.44 $1.23 $0.93 $0 $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 $21,000 $24,000 1999 2000 2001 2002 2003 2004 2005 2006 2007 $0.00 $0.30 $0.60 $0.90 $1.20 $1.50 $1.80 $2.10 $2.40 (in Thousands) Net Income EPS Per share data reflect a ten percent stock dividend distributed on December 6, 2002, a five percent stock dividend distributed on January 1, 2005 and a five percent stock dividend distributed on March 23, 2007. Consistent Profitability

15 3.50% 3.60% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% 2005 2006 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 SCBTFC Peers Net Interest Margin (TE) Source: BHC Performance Report (2nd qtr not yet available) Peers are BHC with assets between $1 billion & $3 billion 3.85% 3.89% 3.91% 3.79% 3.81% 3.91% 4.04%

16 Fee Income By Type SCBT Financial Corporation 2006 2007 1Q’08 2Q’08 Deposit Service Fees $13,377 $15,114 $3,805 $4,032 Mortgage Banking Income 3,464 3,595 1,030 1,240 Wealth Management 2,148 2,566 696 681 Bankcard Services Income 3,422 4,136 1,156 1,276 Other * 1,390 1,950 818 898 Total Non-interest Income $23,801 $27,361 $7,505 $8,127 Mortgage banking income adjusted for reclassification of commission expense paid. * Other includes securities losses of $460m and $330m in 2007 and 2006, respectively. 1Q’08 includes $253m related to VISA class B redemption. 2Q’08 includes $340m related to gain on sale of equity security.

17 YEAR OVER YEAR EPS GROWTH COMPARISONS -70% -60% -50% -40% -30% -20% -10% 0% 10% 20% 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 Super Regional Banks Regional Banks Small Cap Banks SCBT Financial Corporation Thrifts Source: FTN Midwest Securities Corp. (2Q not yet available)

18 QUALITY GROWTH – TOTAL ASSETS $970 $1,025 $1,145 $1,198 $1,439 $1,926 $2,178 $2,597 $2,774 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 (in Millions) 2000 2001 2002 2003 2004 2005 2006 2007 2Q'08 15.1% 7 yr CAGR (2000-2007)

19 LOAN PORTFOLIO at June 30, 2008

LOAN PORTFOLIO 20 at June 30, 2008

21 GROWTH - Total Deposits $758 $812 $898 $946 $1,174 $1,473 $1,707 $1,928 $2,057 $0 $300 $600 $900 $1,200 $1,500 $1,800 $2,100 (in Millions) 2000 2001 2002 2003 2004 2005 2006 2007 2Q'08 14.3% 7 YR CAGR (2000 – 2007)

22 GROWTH – Core Deposits $638 $692 $749 $812 $1,012 $1,204 $1,335 $1,501 $1,557 $0 $300 $600 $900 $1,200 $1,500 $1,800 (in Millions) 2000 2001 2002 2003 2004 2005 2006 2007 2Q'08 13.0% 7 YR CAGR (2000 – 2007)

23 DEPOSITS at June 30, 2008

24 DEPOSITS at June 30, 2008

25 OPERATING EFFICIENCY 41 45 50 50 50 65.33% 64.01% 65.66% 62.95% 62.27% 30 35 40 45 50 55 60 2005 2006 2007 1Q '08 2Q'08 30.00% 40.00% 50.00% 60.00% 70.00% Number of Branches Efficiency Ratio

26 Analyst Recommendations Analyst July 2008 Recommendation Keefe, Bruyette & Woods MARKET PERFORM SunTrust Robinson Humphrey BUY FTN Midwest Securities Corp. NEUTRAL FIG Partners OUTPERFORM Sandler O’Neill + Partners HOLD

27 INVESTOR CONTACTS Robert R. Hill, Jr. Chief Executive Officer Richard C. Mathis Executive Vice President and Chief Risk Officer John C. Pollok Senior Executive Vice President and Chief Operating Officer and Chief Financial Officer 520 Gervais Street Columbia, South Carolina 29201 803-771-2265 www.scbtonline.com

SCBT Financial Corporation KBW 9th Annual Community Bank Investor Conference July 29 -30, 2008 SUPPLEMENTAL INFORMATION

2 10.00% 10.25% 10.50% 10.75% 11.00% 11.25% 11.50% 11.75% 12.00% 12.25% 12.50% 12.75% 13.00% 2005 2006 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 SCBTFC Peers Total Risk Based Capital Source: BHC Performance Report (2nd qtr not yet available) Peers are BHC with assets between $1 billion & $3 billion 11.31% 11.57% 10.89% 10.80% 11.36% 11.54%

LOAN PORTFOLIO

		2Q'08	% of Portfolio		2Q'07	% of Portfolio		$$$ Change
Commercial non-owner occupied	$	305,307	13.6%	$	222,033	12.3%	$	83,274
Construction/Land Development:								
Land / Lot Loans 1-4 Family		124,150	5.5%		148,897	8.2%		(24,747)
Land Development		84,509	3.8%		45,889	2.5%		38,620
Land / Lot Loans - commercial		72,240	3.2%		44,356	2.5%		27,884
Loans to developers & builders (1-4 Family)		66,632	3.0%		68,798	3.8%		(2,167)
Commercial construction		94,377	4.2%		75,998	4.2%		18,379
Consumer construction		51,585	2.3%		52,573	2.9%		(988)
Raw Land		44,710	2.0%		19,350	1.1%		25,359
Other		20,174	0.9%		16,261	0.9%		3,913
Total CRE		863,682	38.4%		694,155	38.4%		169,528
Commercial owner-occupied		381,487	17.0%		241,709	13.4%		139,778
Commercial & Industrial		249,593	11.1%		214,016	11.9%		35,577
Consumer Residential Mortgage		274,207	12.2%		238,697	13.2%		35,510
Home Equity Loans (Firstline)		199,191	8.9%		137,464	7.6%		61,727
Consumer		106,580	4.7%		128,601	7.1%		(22,021)
Overdrafts		2,640	0.1%		2,202	0.1%		438
Other Loans		168,973	7.5%		148,956	8.2%		20,017
Total Loans (Gross)	$	2,246,353	100.0%	$	1,805,800	100.0%	$	440,553

*TSB acquisition added $156.5 million in loans in 4Q' 07.

SERVICE All day. Every day.

3

4 DEPOSIT MIX % of % of $$$ % of $$$ 2Q'08 Portfolio 1Q'08 Portfolio Change 2Q'07 Portfolio Change Demand deposits 322,209 $ 15.7% 315,621 $ 15.7% 6,588 $ 285,155 $ 16.0% 37,054 $ Interest bearing: Money market 266,795 13.0% 270,054 13.4% (3,259) 278,535 15.6% (11,740) NOW accounts 300,715 14.6% 320,082 15.9% (19,367) 293,809 16.5% 6,906 Other 1,451 0.1% 928 0.0% 523 1,291 0.1% 160 Savings 145,262 7.1% 140,512 7.0% 4,750 114,543 6.4% 30,719 CDs < $100,000 494,721 24.1% 486,314 24.1% 8,407 419,369 23.5% 75,352 CDs > $100,000 500,071 24.3% 482,096 23.9% 17,975 369,052 20.7% 131,019 Brokered deposits 25,622 1.2% 622 0.0% 25,000 21,515 1.2% 4,107 2,056,846 100.0% 2,016,229 $ 100.0% 40,617 $ 1,783,269 100.0% 273,577 *TSB acquisition added $168.8 million in deposits in 4Q' 07.